UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

DRONE AVIATION HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11653 Central Parkway, Jacksonville, FL 32224
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (904) 245-1788

9521-B Riverside Parkway, #134, Tulsa, Oklahoma 74137
(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Drone Aviation Holding Corp. (the “Company”) previously reported on its Current Report on Form 8-K filed on June 5, 2014 (the “Initial 8-K”) that it had on June 3, 2014 entered into a Share Exchange Agreement (the “Exchange Agreement”) with Drone Aviation Corp., a Nevada corporation (“Drone”), and the shareholders of Drone.  Upon closing of the transaction contemplated under the Exchange Agreement (the “Share Exchange”), the shareholders of all of Drone’s outstanding shares of common stock transferred all the outstanding shares of common stock of Drone to the Company in exchange for an aggregate of 8,050,000 shares of the Company’s common stock, $0.0001 par value per share, and 36,050,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share.  As a result of the Share Exchange, Drone became a wholly owned subsidiary of the Company. Following the Share Exchange, Lighter Than Air Systems Corp. (“LTAS”), a Florida corporation, continues to be a wholly owned subsidiary of Drone.  This Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Share Exchange pursuant to Item 9.01 (a) and (b) of Form 8-K.  The information previously reported under Items 1.01, 2.01, 3.02, 5.02 and 5.03 in the Initial 8-K are hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

The following historical audited financial statements of Lighter Than Air Systems Corp. are filed as Exhibit 99.1 hereto:

●	Independent Auditors’ Reports

●	Balance Sheets as of December 31, 2012 and 2013

●	Statements of Operations for the periods ended December 31, 2012 and 2013 and March 28, 2013

●	Statements of Stockholders’ Equity for the periods ended December 31, 2012 and 2013 and March 28, 2013

●	Statement of Cash Flows for the periods ended December 31, 2012 and 2013 and March 28, 2013

●	Notes to Financial Statements

(b)  Pro Forma Financial Information.

The following unaudited pro forma financial statements, including the notes thereto, of Drone Aviation Holding Corp. are filed as Exhibit 99.2 hereto:

●	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013

●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013

●	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2014

●	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

23.1	Consent of Rosen Seymour Shapss Martin & Company LLP

99.1	Audited financial statements of Lighter Than Air Systems Corp. as of and for the years ended December 31, 2012 and 2013

99.2	Unaudited pro forma financial statements of Registrant as of December 31, 2013 and for the year ended December 31, 2013 and the three months ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drone Aviation Holding Corp.
(Registrant)

Date: August 13, 2014	/s/ Kendall Carpenter
By: Kendall Carpenter
Title: Chief Financial Officer

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